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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): MARCH 11, 2002





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-12202                93-1120873
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


       1400 SMITH STREET
        HOUSTON, TEXAS                                             77002
   (Address of principal                                         (Zip Code)
    executive offices)




                                 (877) 208-7318
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

         Northern Border Partners, L.P. is filing a copy of its press release dated March 11, 2002



ITEM 7. EXHIBITS

        99.1  Northern Border Partners, L.P. press release dated March 11, 2002.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Northern Border Partners, L.P.
                                       ( A Delaware Limited Partnership)



Dated:   March 11, 2002                By: /s/ Jerry L. Peters
                                          -----------------------------------
                                          Jerry L. Peters
                                          Chief Financial & Accounting Officer







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                                 EXHIBIT INDEX


Exhibit 99.1--Northern Border Partners, L.P Press Release dated March 11, 2002.